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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2004
                   (previously reported as September 1, 2004)


                               AMERICAN IDC CORP.
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             (Exact name of registrant as specified in its charter)


          Florida                  000-31541                     65-0941058
          -------                  ---------                     ----------
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


              11301 Olympic Blvd., Suite 680, Los Angeles, CA 90064
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 310-445-2599
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On August 15, 2004, Robert Schumacher, the Chief Operating Officer and President of American IDC Corp. (the "Company") resigned to pursue other interests and not because of any disagreement with the Company.

This amendment replaces our previous report on September 7, 2004, in which we erroneously reported that we terminated Mr. Schumacher on September 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             American IDC Corp.

Date: February 16, 2005                      /s/ Gordon F. Lee
                                             -----------------

                                             Gordon F. Lee, CEO